EXHIBIT 99.1
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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                                                                   January 8, 2002

__________________________________________________________________________________________________________________________________
                                          PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
__________________________________________________________________________________________________________________________________

                                          $94,000,000 (approximate) of Senior Certificates
                                              ABN AMRO Mortgage Corporation, Depositor

                                   Multi-Class Mortgage Pass-Through Certificates, Series 2002-1

_______________________________________________________________            ________________________________________________________
                 Features of the Transaction                                                        Key Terms
_______________________________________________________________            ________________________________________________________

 o    Offering consists of approximately $94,000,000 of senior             Issuer:                 ABN AMRO Mortgage Corporation
      securities with a certificate interest rate of 6.0%                                          Series 2002-1
      expected to be rated AAA by two of the three:  S&P,                  Underwriter:            Goldman, Sachs & Co.
      Fitch, or Moody's.                                                   Seller/Servicer:        ABN AMRO Mortgage Group, Inc.
 o    The expected amount of credit support for the senior                 Trustee:                JPMorgan Chase Bank
      certificates is 1.65% in the form of subordination                   Type of Issuance:       Public
      with a shifting interest structure and a five year                   Servicer Advancing:     Yes, subject to recoverability
      prepayment lockout.                                                  Compensating Interest:  Yes, to the extent of Master
 o    All collateral consists of conventional fixed rate                                           Servicing, but in no case more
      15 year mortgage loans secured by first liens                                                than 1/12th of 0.125% of the
      on one to four family residential properties.                                                Pool Scheduled Principal Balance
 o    Not less than 98% of all mortgage loans with original                                        for such Distribution Date
      loan-to-value ratios greater than 80% have private                   Legal Investment:       The senior certificates are SMMEA
      mortgage insurance.                                                                          eligible at settlement
 o    The amount of senior certificates is approximate and                 Interest Accrual:       Prior calendar month
      may vary by up to 5%.                                                Clean Up Call:          10% of the Cut-off Date principal
                                                                                                   balance of the Mortgage Loans
                                                                           ERISA Eligible:         Underwriter's exemption may apply
                                                                                                   to senior certificates, however
                                                                                                   prospective purchasers should
                                                                                                   consult their own counsel
                                                                           Tax Treatment:          Double REMIC; senior certificates
________________________________________________________________                                   are regular interests
                                                                           Structure:              Senior/Subordinate; shifting
         Preliminary Mortgage Pool Data (approximate)                                              interest with a five year
________________________________________________________________                                   prepayment lockout to junior
 Total Outstanding Principal Balance:                $95,577,021                                   certificates
 Number of Mortgage Loans:                                   204           Expected Subordination: 1.65%
 Average Original Principal Balance of the                                 Expected Rating         Fitch, Inc. ("Fitch"),
    Mortgage Loans:                                     $468,028           Agencies (Two of the    Standard & Poor's ("S&P") or
 Weighted Average Annual Mortgage Interest Rate:          6.335%           Three):                 Moody's.
 Expected Servicing Fees for the Mortgage Loans                            Minimum Denomination:   Senior certificates - $25,000
    (including Master Servicing Fee):                     25 bps           Delivery:               Senior certificates - DTC
 Weighted Average Maturity:                                  179
 Weighted Average Seasoning:                                   1
 Weighted Average Original Loan-To-Value Ratio:              61%
 Primary Residence:                                        92.6%
 FICO                                                        742
 Cash-Out Refinance %:                                       19%

 Originated Under the Full Documentation Program:           100%
                                                                                                  Senior certificates - DTC
                                                                          _______________________________________________________
Geographic Distribution:                 Type of Dwellings:
California            37.35%             Single-Family     92.6%                                  Time Table
                     (50%max)                                             _______________________________________________________
                                         Detached
                                                                           Expected Settlement:                   January 30, 2002
                                                                           Cut-off Date:                           January 1, 2002
                                                                           First Distribution Date:              February 25, 2002
                                                                           Distribution Date:                   25th of each month




This  material is for your private  information  and we are not  soliciting  any action  based upon it. This  material is not to be construed  as an offer to sell or the  solicitation  of any offer to buy any  security in any  jurisdiction  where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman,  Sachs & Co., nor any of their affiliates makes any  representation  as to the accuracy or completeness of the information  herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities  that will actually be sold.  The  information  contained in this material may be based on assumptions  regarding market  conditions  and other  matters as reflected  therein.  We make no  representations  regarding  the  reasonableness  of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates,  officers, directors, partners and employees, including persons involved in the  preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities  mentioned herein or derivatives  thereof  (including  options).  This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective  registration  statement  previously filed with the
SEC under Rule 415 of the  Securities  Act of 1933,  including in cases where the material does not pertain to securities  that are ultimately offered for sale pursuant to such registration  statement.  Information  contained in this material is current as of the date appearing on this material only.  Information in this material  regarding the securities and the assets backing any securities discussed herein supersedes all prior information  regarding such securities and assets. Any information in this material,  whether regarding the assets backing any securities discussed herein or otherwise,  is preliminary and will be superseded by the applicable prospectus  supplement  and any other  information  subsequently  filed with the SEC.  The  information  contained  herein  will be superseded  by the  description  of the mortgage pool  contained in the  prospectus  supplement  relating to the  certificates  and supersedes all information  contained in any collateral  term sheets relating to the mortgage pool previously  provided by Goldman,
Sachs & Co. In addition,  we mutually agree that,  subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                                                                   January 8, 2002

___________________________________________________________________________________________________________________________________

                                         PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
___________________________________________________________________________________________________________________________________
                                         $441,607,614 (approximate) of Senior Certificates
                                             ABN AMRO Mortgage Corporation, Depositor
                                   Multi-Class Mortgage Pass-Through Certificates, Series 2002-1

____________________________________________________________          ____________________________________________________________
                 Features of the Transaction                                                   Key Terms
____________________________________________________________          ____________________________________________________________

 o   Offering consists of 3 tracks of senior securities               Issuer:                  ABN AMRO Mortgage Corporation
     totaling $441,607,614 expected to be rated AAA by two            Underwriter:             Goldman, Sachs & Co.
     of the three: S&P, Fitch, or Moody's. The 3 tracks of            Seller/Servicer:         ABN AMRO Mortgage Group, Inc.
     seniors are expected to be approximately:                        Trustee:                 JPMorgan Chase Bank
     $50,540,409 of 6% coupons                                        Type of Issuance:        Public
     $358,435,191 of 6.5% coupons                                     Servicer Advancing:      Yes, subject to recoverability
     $32,632,015of 8.5% coupons.                                      Compensating  Interest:  Yes, to the extent of the
                                                                                               lesser of 1/12th of 0.125% of
 o   The overall expected amount of credit support for the                                     the Pool Scheduled Principal
     senior certificates is 3.15% in the form of                                               Balance for such Distribution
     subordination with a shifting interest structure and a                                    Date.
     five year prepayment lockout.                                    Legal Investment:        The senior certificates are SMMEA
                                                                                               eligible at settlement
 o   All collateral consists of conventional fixed rate               Interest Accrual:        Prior calendar month
     30 year mortgage loans secured by first liens on one             Clean Up Call:           10% of the Cut-off Date principal
     to four family residential properties.                                                    balance of the Loans
                                                                      ERISA Eligible:          Underwriter's exemption may apply to
 o   It is expected that all mortgage loans with original                                      senior certificates, however
     loan-to-value ratios greater than 80% will have                                           prospective purchasers should
     private mortgage insurance.                                                               consult their own counsel
                                                                      Tax Treatment:           Double REMIC; senior certificates
                                                                                               are regular interests
o    The amount of senior certificates is approximate                 Structure:               Senior/Subordinate; shifting
     and may vary by up to 5%.                                                                 interest with a five year prepayment
                                                                                               lockout to junior certificates.
                                                                                               The junior certificates will be
                                                                                               subordinated off of the 6.5% track.
____________________________________________________________          Expected Subordination:  3.15%
                         Time Table                                   Expected Rating          Fitch, Inc. ("Fitch"),
____________________________________________________________             Agencies:             Standard & Poor's ("S&P") or
                                                                                               Moody's ("Moody's")
 Expected Settlement:                      January 30, 2002           Minimum Denomination:    Senior certificates - $100,000
 Cut-off Date:                              January 1, 2002           Delivery:                Senior certificates - DTC
 First Distribution Date:                 February 25, 2002
 Distribution Date:                      25th of each month


__________________________________________________________________________________________________________________________________
                                           Preliminary Mortgage Pool Data (approximate)
__________________________________________________________________________________________________________________________________

                                                                           6.0% track           6.5% track            8.5% track
                                                                        ------------------   ------------------   ---------------

   Total Outstanding Principal Balance:                                       $50,540,409          $372,798,268       $32,632,015
(1)Number of Mortgage Loans:                                                          254                  1024               567
   Average Original Principal Balance of the Mortgage Loans:                     $425,429              $431,248          $430,283
   Weighted Average Annual Mortgage Interest Rate:                                  6.42%                 6.87%             7.12%
   Expected Servicing Fees (including Master Servicing Fee):                        0.25%                 0.25%             0.25%
   Weighted Average Maturity:                                                         359                   359               359
   Weighted Average Seasoning:                                                          1                     1                 1
   Weighted Average Original Loan-To-Value Ratio:                                   72.7%                 70.8%             70.2%
   Owner Occupied:                                                                  94.4%                 95.9%             95.6%
   Originated Under the Full Processing Documentation Program:                       100%                  100%              100%
   Weighted Average FICO Score                                                      744.7                 729.8             724.2
   California                                                                       43.3%                 49.9%             57.9%
   Single Family Detached                                                           93.7%                 94.0%             94.0%

_________
(1) This number represents the number of 30 year mortgage loans contributing cash flows to the respective track.  The total number of 30 year mortgage loans is 1060.


This  material is for your private  information  and we are not  soliciting  any action based upon it. This  material is not to be construed  as an offer to sell or the  solicitation  of any offer to buy any security in any  jurisdiction  where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any  representation as to the accuracy or completeness of the information  herein. By accepting this material the recipient agrees that it will not  distribute  or provide the material to any other  person.  The  information  contained in this  material may not pertain to any  securities  that will actually be sold.  The  information  contained in this material may be based on  assumptions regarding market conditions and other matters as reflected  therein.  We make no  representations  regarding the reasonableness of such assumptions or the likelihood that any of such assumptions  will coincide with actual market  conditions or events,  and this material  should not be relied upon for such  purposes.  We and our  affiliates,  officers,  directors,  partners  and  employees, including  persons  involved in the  preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including  options).  This material may be filed with the  Securities  and Exchange  Commission  (the "SEC") and  incorporated  by reference  into an effective  registration  statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date  appearing on this material only.  Information in this material  regarding the securities and the assets backing any securities discussed herein supersedes all prior information  regarding such securities and assets. Any information in this material,  whether  regarding the assets backing any securities  discussed  herein or otherwise,  is preliminary  and will be superseded by the applicable  prospectus  supplement and any other  information  subsequently  filed with the SEC. The information contained  herein will be superseded by the description of the mortgage loans contained in the prospectus  supplement  relating to the  certificates.  Such information  supersedes all information  contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

The information  herein has been provided solely by Goldman,  Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates.  Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
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